UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06292

UBS Investment Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York	10019-6028
(Address of principal executive offices)	(Zip code)

Mark F. Kemper, Esq.
UBS Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1900 K Street, N.W.

Washington, DC 20006-2401

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	August 31

Date of reporting period:	February 28, 2017

Item 1.  Reports to Stockholders.

UBS U.S. Allocation Fund

Semiannual Report | February 28, 2017

UBS U.S. Allocation Fund

April 17, 2017

Dear shareholder,

We present you with the semiannual report for UBS U.S. Allocation Fund (the "Fund") for the six months ended February 28, 2017.

Effective March 1, 2017, Gregor Hirt and Paul Lang replaced Andreas Koester as portfolio manager to the Fund.

Performance

Over the six months ended February 28, 2017, the Fund's Class A shares rose 6.18% before deducting the maximum sales charge and rose 0.33% after deducting the maximum sales charge. During the same period, the Fund's primary benchmark, the S&P 500 Index,1 which tracks large cap US equities, gained 10.01%. Since the Fund invests in both stocks and bonds, we believe it is appropriate to also compare its performance to the UBS U.S. Allocation Fund Benchmark (the Fund's secondary benchmark),2 which gained 6.23% during the period. (Returns for all share classes over various time periods and descriptions of the indices are shown in "Performance at a glance" on page 6; please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.)

Market commentary

The US economy faced a number of headwinds but overcame these challenges and continued to expand during the reporting period. That being said, the overall pace of growth was fairly tepid. The US Commerce Department reported that gross domestic product ("GDP") grew at a 0.8% seasonally adjusted annualized rate during the second quarter of 2016. GDP growth then improved to 3.5% during the third quarter—the strongest reading since the third quarter of 2014. Finally, the US Commerce Department's final reading showed that fourth-quarter 2016 GDP grew 2.1%.3

After taking its first step to normalizing monetary policy in late 2015, the US Federal Reserve Board ("Fed") kept the fed funds rate unchanged until December 2016, when it increased rates 0.25% to a range between 0.50% and 0.75%. The federal funds rate or the "fed funds rate," is the rate US banks charge one another for funds they borrow on an overnight basis. After keeping rates unchanged at its first meeting in 2017, the Fed again raised rates 0.25% to a range between 0.75% and 1.00% at its meeting that concluded on March 15, 2017 (after the reporting period ended). In its statement following the March meeting the Fed said, "The Committee expects that economic conditions will evolve in a manner that will warrant gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data."

UBS U.S. Allocation Fund

Investment Objective:

Total return, consisting of long-term capital appreciation and current income

Portfolio Managers:

Gregor Hirt
Paul Lang
UBS Asset Management
(Americas) Inc.

Commencement:

Class A—May 10, 1993
Class C—July 22, 1992
Class P (formerly Class Y)—May 10, 1993

Dividend payments:

Annually, if any

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The UBS U.S. Allocation Fund Benchmark is an unmanaged benchmark compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund's inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Bloomberg Barclays U.S. Aggregate Index and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Bloomberg Barclays US Aggregate Index and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

3  Based on the Commerce Department's final reading for GDP announced on March 30, 2017, after the reporting period had ended.

UBS U.S. Allocation Fund

After a poor start, the US stock market reversed course and posted strong results during the reporting period as a whole. After treading water in September 2016, US stocks declined in October given mixed corporate earnings reports and uncertainties surrounding the US elections. The market then rallied sharply over the last four months of the period. Investment sentiment improved given expectations for improving growth and rising corporate profits under the Trump administration. The overall US stock market, as measured by the S&P 500 Index, rose 10.01% for the six months ended February 28, 2017.

The overall US fixed income market produced weak results during the reporting period. In the US, Treasury yields moved sharply higher after the November elections as investors anticipated an uptick in growth and inflation. Additionally, in December the Fed increased its projection for the number of rate hikes it would make in 2017. For the six-month period, the yield on the US 10-year Treasury rose from 1.58% to 2.36% (bond yields and prices move in the opposite direction). The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,4 declined 2.19% for the six months ended February 28, 2017. Riskier high yield bonds generated superior results over the reporting period, as the BofA Merrill Lynch US High Yield Cash Pay Constrained Index5 gained 5.52%.

Portfolio commentary

What worked

•  Overall, asset allocation added value during the reporting period, largely driven by the Fund's fixed income position.6

  – We tactically adjusted the portfolio during the six-month period given the changing economic and market environment. We began the reporting period neutral equities versus the Index, with a 65.0% allocation, while we were underweight fixed income, with a 15.25% allocation to US investment grade bonds. Elsewhere, we had a 6.0% allocation to US high yield bonds, an 8.0% allocation to U.S. Treasury Inflation-Protected Securities ("TIPS") and a 5.75% cash position.

  – At the end of the reporting period, the Fund was allocated as follows: US equities—67.0%; US investment grade bonds—9.5%; US high yield bonds—8.0%; US TIPS—6.0%; cash—9.5%. For comparison purposes, neutral Index weights for the Fund are 65.0% equities and 35.0% fixed income.

  Throughout the reporting period, we increased our underweight to US fixed income, as we found the asset class to be unattractive relative to US equities. We slightly reduced our US TIPS allocation, as it performed strongly amid greater reflationary expectations following the outcome of the US election. Additionally, we maintained our preference for investment grade corporate bonds, but slightly reduced our allocation after a reassessment in interest rates broadly and strong performance. Finally, throughout the reporting period we increased our allocation to US equities from neutral to overweight as President Trump's pro-growth rhetoric and policy promises of lighter regulation, lower taxes, increased fiscal spending and "America First" trade deals are all potentially supportive to domestic growth and, in turn, corporate earnings.

•  The use of equity futures improved the Fund's results. These derivative instruments, which were utilized to manage the Fund's equity exposure, added to performance.

4  The Bloomberg Barclays US Aggregate Index is an unmanaged broad-based index designed to measure the US dollar-denominated, investment grade, taxable bond market. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar-denominated, below investment grade corporate debt with a term to maturity of at least one year. The Index is market-capitalization-weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

6  Allocations include derivative exposure.

UBS U.S. Allocation Fund

•  In the US equity research portion of the Fund, stock selection overall was positive for performance. In particular, holdings in the information technology, telecommunication services and healthcare sectors were the largest contributors to results.

  • JPMorgan Chase & Co. is a US multinational banking and financial services holding company. Its stock performed exceptionally well after the US presidential elections. In particular, US financials have benefited from promises of less regulations and expectations for a steeper yield curve. In addition, the company's capital levels, liquidity and asset quality metrics remain strong, and expense discipline and excess cash return opportunities are improving, in our view.

  • Micron Technology, Inc. is one of the largest manufacturers of memory chips in the world. The company has undergone a restructuring and is now focused on profiting from a stable oligopolistic structure of chosen market segments (NAND, DRAM memory). We believe Micron Technology's Chief Executive Officer is well-prepared to lead the company during its further transition.

  • Lincoln Financial operates within the insurance sector. Its fee-based accumulation businesses had solid performance in the second half of 2016. Stable mid-teens returns in Lincoln Financial's variable annuity business seem to be ignored by the market. Their competitors sacrificed product conservativism for higher market share. In contrast, Lincoln Financial has held a steady second-tier market share for almost a decade, never offering the more lucrative guarantees that have caused headaches for its competitors.

•  In the US equity research portion of the Fund, an underweight to telecommunication services, an overweight to information technology and an underweight to utilities were positive for relative performance.

•  A number of holdings were additive for performance in the US growth equity portion of the Fund.

  • Apple, Inc. performed well as demand for the iPhone 7 exceeded forecasts, resulting in better-than-expected financial results. In addition, investor sentiment was supported given expectations for the release of the new iPhone in the Fall. In particular, there were hopes that the 10-year anniversary of the iPhone would result in a new product cycle and lead to accelerated growth.

  • NVIDIA Corp. is a semiconductor company with two primary businesses. Its graphics chips for gaming continued to do extremely well. NVIDIA also has a growing source of potential revenue from its rapidly expanding artificial intelligence ("AI") and machine learning chips. These products are quickly being adopted by many companies in the information technology sector and elsewhere in the economy. Collectively, NVIDIA's product lines have helped the company surpass earnings expectations.

  • Microsoft Corp. remains the dominant player in the software industry through its Office suite of products. The company's transition to cloud services has also been well received by investors as it has gained market share, helping push Microsoft's share price higher.

•  In the US growth equity portion of the Fund, sector positioning, overall, contributed to performance. In particular, an underweight to consumer staples, an overweight to information technology and an underweight to the telecommunication services sectors were the most beneficial for relative performance.

What didn't work

•  The Fund's strategic cash overweight detracted from relative performance during the six-month reporting period.

UBS U.S. Allocation Fund

•  Bottom-up equity security selection, overall, was the primary detractor from performance during the reporting period.

•  In the US growth equity portion of the Fund, holdings in the industrials, consumer discretionary and healthcare sectors were the largest detractors from results.

  • Zimmer Biomet Holdings, Inc. is a medical device company. It was dragged down along with the overall health care sector during the reporting period. In addition, investors were disappointed that the synergies from the 2015 merger between Zimmer and Biomet have not been as robust as anticipated. We closed our position in the company prior to the end of the reporting period.

  • Vertex Pharmaceuticals, Inc. is a biotechnology company whose key drugs are used in the treatment of cystic fibrosis. The biotechnology industry as a whole lagged during the period over concerns that the government would put greater pressure on drug prices. The company also experienced near-term execution headwinds that pushed back earnings into 2017. We closed our position in the company prior to the end of the reporting period.

  • Parsley Energy, Inc. is an exploration and production ("E&P") company focus in the Permian Basin in Texas. We purchased shares of Parsley Energy in early 2017 based on our belief that would be able to grow earnings given its low-cost acreage and stabilizing commodity prices. While we remain positive on the company, its shares were negatively impacted by a dip in commodity prices in January and February 2017. We continue to hold Parsley Energy, as we believe the company may experience outsized growth for several years, while the company's low operating costs versus its peers is an advantage.

•  In the US growth equity portion of the Fund. In particular, underweights to energy and healthcare, along with the portfolio's modest cash position, were the largest detractors from results.

•  While stock selection was positive in all 11 sectors for the US equity research portion of the Fund, several individual holdings detracted from results.

  • SM Energy Company is engaged in the acquisition, production, exploration and development of natural gas and crude oil. The company was the top detractor from results in the US equity research portion of the portfolio, mainly due to its longer-than-expected market repositioning initiatives. We closed our position in the stock after the end of the reporting period.

  • Alnylam Pharmaceuticals, Inc. is a biopharmaceutical company focused on the discovery, development and commercialization of novel therapeutics based on RNA interference. The recent termination of the company's product Revusiran for a severe form of TTR amyloidosis raised concerns about the potential safety of the platform. However, we believe the frail nature of these patients, combined with an extremely high dose, may have been to blame given the favorable safety profile observed to date in both the Patisiran and Inclisiran programs. As these programs continue to progress we believe the entire platform will be viewed as less risky, allowing Alnylam Pharmaceuticals to pursue a number of additional targets. Accordingly, we continue to hold the stock.

  • Mallinckrodt Plc. is a global specialty pharmaceuticals company. Mallinckrodt suffered from concerns around durability of its Acthar franchise. In January 2017, the company had to settle Federal Trade Commission charges regarding violations of the antitrust laws related to this specialty drug. We continue to hold the stock, as we believe that the Acthar franchise may prove more durable than is currently expected. Additionally, if Mallinckrodt continues to buy back its stock and pay down debt at current rates, we believe that there will be significant upside potential to the company's shares.

UBS U.S. Allocation Fund

•  Sector positioning, overall, modestly detracted from results in the US equity research portion of the Fund. In particular, its small cash position, along with underweights to financials and industrials, were the largest detractors from results.

Outlook

We continue to prefer US equities over US bonds and are holding some cash on the sidelines. We currently have an overweight allocation to US equities. While our analysis shows US equities as being overvalued in a historical context, President Trump's pro-growth rhetoric and policy promises are potentially supportive to domestic growth and, therefore, corporate earnings. Among US equities, we believe more cyclical 'value' sectors, including energy and financials, are attractively valued versus equity market bond proxies.

We hold an underweight to US fixed income and a slight underweight stance among fixed income holdings. Structural deflationary forces, including aging populations, are likely to act as a rebalancing mechanism to significant further U.S. Treasury yield rises in the medium term. However, there are still risks of shorter-term upside inflationary surprises due to commodity price rises and stronger-than-expected wage growth. Against this backdrop, we continue to retain a positive view of US TIPS. We also continue to prefer global investment grade corporate bonds over sovereigns, which is largely predicated on yield pick-up. We do not believe that a sharp rise in defaults at the higher-quality end of corporate debt is likely in the current backdrop. Also, we've become more constructive on US high yield. Against a backdrop of accelerating demand growth in the US, we see President Trump's campaign promises of lighter regulation for the energy sector as a positive for US high yield, where oil companies are a significant part of that universe.

While data supports a continued improvement in the US economic outlook, which should be supportive of US risk assets in general, we are only slightly overweight US equities given that a high level of uncertainty remains around President Trump's policies, and the scale of fiscal action is likely to remain constrained by budgetary realities.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/am-us.

Sincerely,

Mark E. Carver President UBS U.S. Allocation Fund Managing Director UBS Asset Management (Americas) Inc.	Gregor Hirt Portfolio Manager UBS U.S. Allocation Fund Managing Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended February 28, 2017. The views and opinions in the letter were current as of April 17, 2017. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*  Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. The prospectus contains this and other information about the fund. Prospectuses for most of our funds can be obtained from your Financial Advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Allocation Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended 02/28/2017	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	6.18%	17.81%	9.20%	5.03%
Class C2	5.77	16.92	8.37	4.24
Class P3	6.33	18.13	9.50	5.35
After deducting maximum sales charge
Class A1	0.33	11.33	7.97	4.44
Class C2	4.77	15.92	8.37	4.24
S&P 500 Index[4]	10.01	24.98	14.01	7.62
UBS U.S. Allocation Fund Benchmark[5]	6.23	18.20	10.04	6.91
Lipper Flexible Portfolio Funds median	3.64	14.01	5.21	4.18

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 03/31/2017	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	6.06%	12.66%	8.84%	5.03%
Class C2	5.68	11.80	8.02	4.24
Class P3	6.21	12.94	9.14	5.35
After deducting maximum sales charge
Class A1	0.22	6.46	7.61	4.43
Class C2	4.68	10.80	8.02	4.24

The annualized gross and net expense ratios, respectively, for each class of shares as in the December 29, 2016 prospectuses, were as follows: Class A—1.03% and 1.03%; Class C—1.78% and 1.78%; and Class P—0.75% and 0.75%.

Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Fund and UBS Asset Management (Americas) Inc. have entered into a written agreement, separate from UBS AM's investment advisory agreement with the Fund, whereby UBS AM has agreed to permanently reduce its management fees based on the Fund's average daily net assets to the following rates: $0 to $250 million: 0.50%; in excess of $250 million up to $500 million: 0.45%; in excess of $500 million up to $2 billion: 0.40%; over $2 billion: 0.35%. Effective December 29, 2016, UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, so that the ordinary total annual operating expenses of each class through December 31, 2017 (excluding dividend expense, borrowing costs and interest expense relating to short sales, and expenses attributable to investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) would not exceed 1.15% for Class A, 1.90% for Class C and 0.90% for Class P.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The UBS U.S. Allocation Fund Benchmark is an unmanaged benchmark compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund's inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Bloomberg Barclays US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Bloomberg Barclays US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS U.S. Allocation Fund

Understanding your Fund's expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2016 to February 28, 2017.

Actual expenses (unaudited)

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning account value September 1, 2016	Ending account value February 28, 2017	Expenses paid during period[1] 09/01/16 to 02/28/17	Expense ratio during the period
Class A	Actual	$1,000.00	$1,061.80	$5.16	1.01%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.79	5.06	1.01
Class C	Actual	1,000.00	1,057.70	9.03	1.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.02	8.85	1.77
Class P	Actual	1,000.00	1,063.30	3.79	0.74
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.13	3.71	0.74

1  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

UBS U.S. Allocation Fund

Portfolio statistics—February 28, 2017 (unaudited)

Top ten equity holdings[1]	Percentage of net assets
Facebook, Inc., Class A	1.9%
Amazon.com, Inc.	1.9
Microsoft Corp.	1.6
Alphabet, Inc., Class A	1.4
Apple, Inc.	1.2
The Walt Disney Co.	1.1
The Home Depot, Inc.	1.1
Allergan PLC	1.0
Visa, Inc., Class A	0.9
MasterCard, Inc., Class A	0.9
Total	13.0%
Top ten long-term fixed income holdings[1]	Percentage of net assets
US Treasury Inflation Index Note (TIPS), 0.375%, due 07/15/25	4.4%
US Treasury Inflation Index Note (TIPS), 0.125%, due 04/15/20	1.0
Government National Mortgage Association Certificates II, 3.500%, TBA	0.8
Federal Home Loan Mortgage Corporation Certificates, 3.500%, TBA	0.6
Federal National Mortgage Association Certificates, 3.000%, TBA	0.5
US Treasury Note, 2.000%, due 11/15/26	0.5
Federal Home Loan Mortgage Corporation Certificates, 3.000%, TBA	0.5
US Treasury Inflation Index Note (TIPS), 0.125%, due 04/15/21	0.5
US Treasury Note, 0.750%, due 10/31/18	0.4
US Treasury Note, 2.250%, due 01/31/24	0.4
Total	9.6%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	93.9%
Ireland	1.2
Canada	0.9
Singapore	0.9
Bermuda	0.7
Total	97.6%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Allocation Fund

Portfolio statistics—February 28, 2017 (unaudited) (concluded)

Asset allocation[1]	Percentage of net assets
Common stocks	43.0%
Corporate bonds	9.9
US government obligations	9.5
Investment companies	6.9
Mortgage & agency debt securities	4.4
Short-term US government obligation	3.0
Asset-backed securities	2.4
Commercial mortgage-backed securities	1.6
Futures and swaps	0.8
Non-US government obligations	0.4
Municipal bonds and notes	0.2
Loan assignment	0.0	*
Preferred stock	0.0	*
Cash equivalents and other assets less liabilities	17.9
Total	100.0%

*  Weighting represents less than 0.05% of the Fund's net assets as of the dates indicated.

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2017 (unaudited)

	Number of Shares	Value
Common stocks—43.02%
Aerospace & defense—1.33%
Honeywell International, Inc.	14,288	$1,778,856
TransDigm Group, Inc.[1]	3,204	814,457
United Technologies Corp.	6,767	761,626
		3,354,939
Automobiles—0.36%
General Motors Co.	24,682	909,285
Banks—0.16%
U.S. Bancorp	7,278	400,290
Beverages—0.39%
PepsiCo, Inc.	8,969	989,998
Biotechnology—1.73%
Alnylam Pharmaceuticals, Inc.*,1	7,781	401,811
Bio-Rad Laboratories, Inc., Class A*	1,544	300,524
Bioverativ, Inc.*	633	32,967
Celgene Corp.*	15,570	1,923,051
Emergent BioSolutions, Inc.*	6,764	212,254
Gilead Sciences, Inc.	14,718	1,037,325
Lexicon Pharmaceuticals, Inc.*,1,2	23,582	378,491
MacroGenics, Inc.*	2,809	59,382
TG Therapeutics, Inc.*,1	7,712	43,958
		4,389,763
Capital markets—0.27%
Morgan Stanley	14,848	678,108
Chemicals—1.57%
Ecolab, Inc.	12,476	1,546,650
LyondellBasell Industries NV, Class A	7,150	652,366
The Sherwin-Williams Co.	5,734	1,769,168
		3,968,184
Communications equipment—0.14%
Arista Networks, Inc.*	3,029	360,421
Construction materials—0.17%
Martin Marietta Materials, Inc.	2,032	438,810
Consumer finance—0.17%
American Express Co.	5,380	430,723
Diversified financial services—0.94%
Bank of America Corp.	42,620	1,051,862
JPMorgan Chase & Co.	14,583	1,321,511
		2,373,373
Electric utilities—0.29%
NextEra Energy, Inc.[1]	5,627	737,137
Electronic equipment, instruments & components—0.29%
Flex Ltd.*	22,400	369,376
Jabil Circuit, Inc.	14,611	372,727
		742,103
	Number of Shares	Value
Common stocks—(continued)
Energy equipment & services—0.18%
Halliburton Co.	6,723	$359,412
Noble Corp. PLC[1]	15,230	101,736
		461,148
Equity real estate investment trusts—0.49%
Digital Realty Trust, Inc.	6,810	735,480
Simon Property Group, Inc.	2,750	507,100
		1,242,580
Food & staples retailing—0.40%
The Kroger Co.	14,993	476,777
Walgreens Boots Alliance, Inc.	6,281	542,553
		1,019,330
Food products—0.38%
Mondelez International, Inc., Class A	21,607	948,980
Health care equipment & supplies—1.10%
Abbott Laboratories	26,345	1,187,633
The Cooper Cos., Inc.	6,911	1,376,257
Wright Medical Group NV*	8,330	232,240
		2,796,130
Health care providers & services—0.60%
Cigna Corp.	2,882	429,130
Laboratory Corp. of America Holdings*	3,187	453,383
UnitedHealth Group, Inc.	3,775	624,309
		1,506,822
Hotels, restaurants & leisure—1.32%
Norwegian Cruise Line Holdings Ltd.*	18,200	922,740
Starbucks Corp.	31,145	1,771,216
Yum China Holdings, Inc.*	7,119	189,295
Yum! Brands, Inc.	7,119	465,013
		3,348,264
Household durables—0.29%
Newell Brands, Inc.	15,019	736,382
Industrial conglomerates—0.76%
Danaher Corp.	14,809	1,266,910
General Electric Co.	22,182	661,245
		1,928,155
Insurance—1.49%
Aflac, Inc.	6,106	441,769
Aon PLC	3,950	456,817
Lincoln National Corp.	10,632	745,941
Marsh & McLennan Cos., Inc.	10,167	747,071
MetLife, Inc.	8,806	461,787
The Allstate Corp.	11,154	916,413
		3,769,798
Internet & catalog retail—2.06%
Amazon.com, Inc.*	5,724	4,837,009
Expedia, Inc.	3,231	384,618
		5,221,627

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2017 (unaudited)

	Number of Shares	Value
Common stocks—(continued)
Internet software & services—3.83%
Alphabet, Inc., Class A*	4,152	$3,508,149
Alphabet, Inc., Class C*	1,629	1,341,009
Facebook, Inc., Class A*	35,733	4,843,251
		9,692,409
IT services—2.44%
FleetCor Technologies, Inc.*	10,153	1,726,010
MasterCard, Inc., Class A	19,465	2,150,104
Visa, Inc., Class A1	26,150	2,299,631
		6,175,745
Machinery—0.79%
Caterpillar, Inc.	4,847	468,511
Colfax Corp.*	12,117	461,052
Fortive Corp.	18,606	1,072,636
		2,002,199
Media—1.36%
CBS Corp., Class B	9,816	647,071
The Walt Disney Co.	25,394	2,795,625
		3,442,696
Oil, gas & consumable fuels—1.40%
EOG Resources, Inc.	6,176	599,010
Gulfport Energy Corp.*	6,193	107,387
Hess Corp.	3,162	162,653
Laredo Petroleum, Inc.*,1	35,567	491,891
Oasis Petroleum, Inc.*	44,029	623,451
Parsley Energy, Inc., Class A*	28,307	860,250
PDC Energy, Inc.*	4,827	326,257
SM Energy Co.	14,805	364,943
		3,535,842
Personal products—0.47%
The Estee Lauder Cos., Inc., Class A	14,360	1,189,726
Pharmaceuticals—1.86%
Allergan PLC	10,030	2,455,544
Biogen, Inc.*	1,267	365,656
Catalent, Inc.*	15,164	435,207
Eli Lilly & Co.	7,749	641,695
Mallinckrodt PLC*	5,897	309,121
The Medicines Co.*,1	9,514	498,724
		4,705,947
Professional services—0.55%
Verisk Analytics, Inc.*	16,709	1,385,510
Road & rail—0.93%
Canadian Pacific Railway Ltd.	8,972	1,323,191
Norfolk Southern Corp.	3,433	415,496
Union Pacific Corp.	5,644	609,213
		2,347,900
Semiconductors & semiconductor equipment—2.86%
Applied Materials, Inc.	12,721	460,755
Broadcom Ltd.	8,759	1,847,536
	Number of Shares	Value
Common stocks—(concluded)
Semiconductors & semiconductor equipment—(concluded)
Cirrus Logic, Inc.*	6,812	$368,393
Lam Research Corp.	3,543	419,987
Marvell Technology Group Ltd.	46,095	719,082
Micron Technology, Inc.*	33,694	789,787
Microsemi Corp.*	7,000	362,740
NVIDIA Corp.	11,046	1,120,948
ON Semiconductor Corp.*	23,239	351,606
Qorvo, Inc.*,1	5,827	385,165
Skyworks Solutions, Inc.[1]	4,309	408,536
		7,234,535
Software—4.63%
Activision Blizzard, Inc.	35,341	1,594,939
Adobe Systems, Inc.*	12,085	1,430,139
Electronic Arts, Inc.*	4,862	420,563
Microsoft Corp.	63,383	4,055,244
PTC, Inc.*	6,820	367,530
Salesforce.com, Inc.*	18,793	1,528,811
ServiceNow, Inc.*	18,402	1,599,502
Take-Two Interactive Software, Inc.*	6,448	367,407
The Ultimate Software Group, Inc.*	1,809	349,842
		11,713,977
Specialty retail—2.43%
O'Reilly Automotive, Inc.*	6,608	1,795,460
The Home Depot, Inc.	18,479	2,677,792
The TJX Cos., Inc.	21,481	1,685,184
		6,158,436
Technology hardware, storage & peripherals—1.46%
Apple, Inc.	21,229	2,908,161
Western Digital Corp.	10,298	791,710
		3,699,871
Textiles, apparel & luxury goods—0.63%
Nike, Inc., Class B	28,031	1,602,252
Tobacco—0.34%
Philip Morris International, Inc.	7,895	863,318
Wireless telecommunication services—0.16%
T-Mobile US, Inc.*	6,268	391,938
Total common stocks (cost—$89,894,434)		108,894,651
Investment companies—6.91%
iShares iBoxx $ Investment Grade Corporate Bond ETF	43,300	5,134,514
iShares Russell 1000 Value ETF	106,000	12,364,900
Total investment companies (cost—$16,586,467)		17,499,414
Preferred stock—0.00%††
Financial services—0.00%††
Squaretwo Financial Corp.[2,3] (cost—$0)	35,000	0

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2017 (unaudited)

	Face Amount	Value
US government obligations—9.48%
US Treasury Bonds 2.250%, due 08/15/46	$170,000	$145,496
2.750%, due 11/15/42	425,000	408,249
2.875%, due 11/15/46	175,000	171,726
3.000%, due 02/15/47	120,000	120,042
3.125%, due 08/15/44	600,000	617,602
3.750%, due 08/15/41	275,000	314,381
3.750%, due 11/15/43	445,000	511,402
4.500%, due 02/15/36	25,000	31,976
US Treasury Inflation Index Bond (TIPS) 1.000%, due 02/15/46	86,609	89,409
US Treasury Inflation Index Notes (TIPS) 0.125%, due 04/15/20	2,448,506	2,493,662
0.125%, due 04/15/21	1,140,899	1,156,275
0.375%, due 07/15/25	11,184,008	11,279,229
0.375%, due 01/15/27	429,768	430,993
US Treasury Notes 0.750%, due 10/31/18	995,000	988,276
0.750%, due 07/15/19	175,000	172,580
1.000%, due 11/15/19	840,000	830,353
1.125%, due 07/31/21	760,000	736,666
1.375%, due 08/31/23	800,000	762,562
2.000%, due 12/31/21	155,000	155,702
2.000%, due 11/15/26	1,385,000	1,339,771
2.250%, due 12/31/23	50,000	50,242
2.250%, due 01/31/24	975,000	979,151
2.250%, due 02/15/27	225,000	222,803
Total US government obligations (cost—$24,054,738)		24,008,548
Mortgage & agency debt securities—4.36%
Federal Home Loan Mortgage Corporation Certificates, 5.000%, due 03/01/38	36,164	39,667
5.000%, due 11/01/38	4,070	4,447
5.500%, due 05/01/37	208,302	235,354
5.500%, due 08/01/40	30,834	34,562
6.500%, due 08/01/28	85,693	97,472
3.000% TBA	1,250,000	1,240,412
3.500% TBA	1,400,000	1,434,562
4.000% TBA	250,000	262,715
4.500% TBA	300,000	322,096
Federal National Mortgage Association Certificates, 3.500%, due 01/01/47	347,788	356,829
4.000%, due 12/01/39	116,167	122,154
4.000%, due 02/01/41	61,937	65,245
4.000%, due 08/01/45	261,730	277,332
4.500%, due 09/01/37	323,944	349,947
5.000%, due 10/01/39	17,585	19,288
5.000%, due 05/01/40	27,757	30,497
5.500%, due 08/01/39	109,456	122,333
7.000%, due 08/01/32	168,225	198,274
7.500%, due 02/01/33	2,962	3,268
3.000% TBA	1,325,000	1,352,998
3.500% TBA	275,000	281,832
	Face Amount	Value
Mortgage & agency debt securities—(concluded)
4.500% TBA	$175,000	$188,050
Government National Mortgage Association Certificate I, 4.000%, due 07/15/42	102,041	108,559
Government National Mortgage Association Certificates II, 3.000%, due 02/20/47	425,000	430,640
6.000%, due 11/20/28	823	934
6.000%, due 02/20/29	1,980	2,260
6.000%, due 02/20/34	290,286	318,012
3.000% TBA	600,000	607,101
3.500% TBA	1,900,000	1,974,887
4.000% TBA	525,000	555,557
Total mortgage & agency debt securities (cost—$10,934,768)		11,037,284
Asset-backed securities—2.37%
AmeriCredit Automobile Receivables Trust, Series 2012-4, Class D, 2.680%, due 10/09/18	350,000	350,457
Series 2014-1, Class B, 1.680%, due 07/08/19	100,000	100,103
Series 2014-1, Class D, 2.540%, due 06/08/20	200,000	201,729
Series 2016-3, Class D, 2.710%, due 09/08/22	225,000	223,692
Series 2016-4, Class A2A, 1.340%, due 04/08/20	200,000	199,909
Series 2016-4, Class D, 2.740%, due 12/08/22	400,000	395,263
Series 2017-1, Class D, 3.130%, due 01/18/23	325,000	325,950
Capital Auto Receivables Asset Trust, Series 2013-4, Class C, 2.670%, due 02/20/19	425,000	427,285
Series 2013-4, Class D, 3.220%, due 05/20/19	150,000	151,657
Series 2015-4, Class D, 3.620%, due 05/20/21	125,000	127,861
Series 2016-1, Class D, 4.030%, due 08/21/23	320,000	326,793
Series 2016-2, Class D, 3.160%, due 11/20/23	175,000	174,515
Series 2016-3, Class A2A, 1.360%, due 04/22/19	95,590	95,587
Series 2016-3, Class D, 2.650%, due 01/20/24	125,000	122,962
Drive Auto Receivables Trust, Series 2015-BA, Class D, 3.840%, due 07/15/21[4]	300,000	303,894
Series 2015-CA, Class D, 4.200%, due 09/15/21[4]	225,000	229,402
Series 2015-DA, Class D, 4.590%, due 01/17/23[4]	200,000	205,213
Series 2016-BA, Class C, 3.190%, due 07/15/22[4]	100,000	101,301

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2017 (unaudited)

	Face Amount	Value
Asset-backed securities—(concluded)
Series 2016-CA, Class A2, 1.410%, due 01/15/19[4]	$250,000	$249,867
Series 2016-CA, Class D, 4.180%, due 03/15/24[4]	150,000	148,662
Series 2017-AA, Class A3, 1.770%, due 01/15/20[4]	125,000	124,884
Series 2017-AA, Class D, 4.160%, due 05/15/24[4]	175,000	178,349
GM Financial Automobile Leasing Trust, Series 2016-3, Class A2A, 1.350%, due 02/20/19	150,000	149,778
Santander Drive Auto Receivables Trust, Series 2013-5, Class C, 2.250%, due 06/17/19	59,635	59,804
Series 2016-3, Class C, 2.460%, due 03/15/22	200,000	199,882
Series 2017-1, Class D, 3.170%, due 04/17/23	350,000	349,941
World Financial Network Credit Card Master Trust, Series 2015-B, Class A, 2.550%, due 06/17/24	250,000	252,827
Series 2016-A, Class A, 2.030%, due 04/15/25	225,000	221,080
Total asset-backed securities (cost—$5,981,624)		5,998,647
Commercial mortgage-backed securities—1.55%
CG-CCRE Commercial Mortgage Trust, Series 2014-FL1, Class C, 2.520%, due 06/15/31[4,5]	150,000	148,627
Citigroup Commercial Mortgage Trust, Series 2016-P5, Class B, 3.698%, due 10/10/49[5]	100,000	97,879
COMM Mortgage Trust, Series 2014-CR21, Class B, 4.339%, due 12/10/47[5]	145,000	150,593
Series 2015-CR26, Class A4, 3.630%, due 10/10/48	400,000	411,254
FREMF Mortgage Trust, Series 2015-K48, Class B, 3.636%, due 08/25/48[4,5]	200,000	195,346
Series 2015-K50, Class B, 3.779%, due 10/25/48[4,5]	200,000	197,770
Series 2016-K55, Class B, 4.160%, due 04/25/49[4,5]	175,000	175,242
GAHR Commericial Mortgage Trust, Series 2015-NRF, Class CFX, 3.382%, due 12/15/34[4,5]	250,000	254,524
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.667%, due 07/15/31[4,5]	300,000	301,519
Hilton USA Trust, Series 2016-SFP, Class B, 3.323%, due 11/05/35[4]	325,000	323,300
	Face Amount	Value
Commercial mortgage-backed securities—(concluded)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class D, 4.270%, due 07/15/31[4,5]	$300,000	$295,358
Series 2016-JP3, Class B, 3.397%, due 08/15/49[5]	100,000	97,936
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class AS, 3.800%, due 01/15/48	150,000	154,524
Series 2015-C30, Class A5, 3.822%, due 07/15/48	180,000	188,567
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class ASB, 2.994%, due 12/15/49	300,000	301,960
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A4, 3.732%, due 05/15/48	250,000	260,998
Series 2015-C24, Class ASB, 3.479%, due 05/15/48	100,000	103,929
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class ASB, 3.400%, due 06/15/48	150,000	155,095
WFCG Commercial Mortgage Trust, Series 2015-BXRP, Class D, 3.341%, due 11/15/29[4,5]	100,428	100,339
Total commercial mortgage-backed securities (cost—$3,959,065)		3,914,760
Corporate bonds—9.91%
Aerospace & defense—0.06%
Constellis Holdings LLC/ Constellis Finance Corp. 9.750%, due 05/15/20[4]	55,000	58,850
TransDigm, Inc. 6.000%, due 07/15/22	100,000	102,875
		161,725
Auto loans—0.04%
General Motors Financial Co., Inc. 2.350%, due 10/04/19	50,000	50,047
3.700%, due 11/24/20	60,000	62,067
		112,114
Automobile OEM—0.15%
Ford Motor Co. 7.450%, due 07/16/31	61,000	77,333
Ford Motor Credit Co. LLC 8.125%, due 01/15/20	150,000	173,159
General Motors Co. 6.600%, due 04/01/36	100,000	117,468
		367,960

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2017 (unaudited)

	Face Amount	Value
Corporate bonds—(continued)
Automotive parts—0.05%
Allison Transmission, Inc. 5.000%, due 10/01/24[4]	$40,000	$40,700
Meritor, Inc. 6.250%, due 02/15/24	50,000	51,625
The Goodyear Tire & Rubber Co. 5.125%, due 11/15/23	25,000	25,950
		118,275
Banking-non-US—0.21%
Australia & New Zealand Banking Group Ltd. MTN 2.700%, due 11/16/20	50,000	50,482
BBVA International Preferred SAU 5.919%, due 04/18/17[5,6]	80,000	80,000
HSBC Bank PLC 1.475%, due 06/15/17[5,6]	30,000	25,131
1.500%, due 03/31/17[5,6]	40,000	33,508
HSBC Holdings PLC 6.500%, due 09/15/37	100,000	124,568
National Westminster Bank PLC, Series C 1.313%, due 03/30/17[5,6]	80,000	65,200
Royal Bank of Scotland Group PLC 6.000%, due 12/19/23	75,000	79,640
Standard Chartered PLC 2.549%, due 01/30/27[4,5,6]	100,000	80,500
		539,029
Banking-US—0.98%
BB&T Corp. MTN 2.625%, due 06/29/20	140,000	141,859
Capital One Bank USA N.A. 3.375%, due 02/15/23	70,000	70,346
Capital One Financial Corp. 4.200%, due 10/29/25	60,000	60,995
Citigroup, Inc. 1.919%, due 07/30/18[5]	110,000	110,751
5.500%, due 09/13/25	315,000	346,967
5.950%, due 01/30/23[5,6]	40,000	42,074
JPMorgan Chase & Co. 3.875%, due 09/10/24	110,000	112,080
4.625%, due 05/10/21	260,000	280,776
JPMorgan Chase & Co., Series V 5.000%, due 07/01/19[5,6]	75,000	75,451
Morgan Stanley 4.875%, due 11/01/22	170,000	183,217
Morgan Stanley MTN 4.350%, due 09/08/26	220,000	226,374
Morgan Stanley, Series H 5.450%, due 07/15/19[5,6]	50,000	51,290
SunTrust Bank 7.250%, due 03/15/18	100,000	105,330
SunTrust Banks, Inc. 2.700%, due 01/27/22	80,000	79,981
The Goldman Sachs Group, Inc. 2.875%, due 02/25/21	120,000	121,250
5.150%, due 05/22/45	80,000	85,306
	Face Amount	Value
Corporate bonds—(continued)
Banking-US—(concluded)
5.750%, due 01/24/22	$100,000	$112,636
The Goldman Sachs Group, Inc. MTN 2.139%, due 11/15/18[5]	170,000	172,045
Wells Fargo & Co. 5.375%, due 11/02/43	90,000	102,038
		2,480,766
Building materials—0.05%
Boise Cascade Co. 5.625%, due 09/01/24[4]	28,000	28,630
Builders FirstSource, Inc. 5.625%, due 09/01/24[4]	38,000	39,092
Summit Materials LLC/ Summit Materials Finance Corp. 6.125%, due 07/15/23	50,000	52,000
		119,722
Chemicals—0.08%
Hexion, Inc. 8.875%, due 02/01/18	35,000	35,049
Kissner Holdings LP/ Kissner Milling Co., Ltd./ BSC Holding, Inc./Kissner USA 8.375%, due 12/01/22[4]	35,000	36,225
LYB International Finance BV 4.875%, due 03/15/44	70,000	74,385
Valspar Corp. 4.200%, due 01/15/22	60,000	62,274
		207,933
Commercial services—0.15%
AECOM 5.875%, due 10/15/24	100,000	109,250
APX Group, Inc. 8.750%, due 12/01/20	115,000	119,025
Corporate Risk Holdings LLC 9.500%, due 07/01/19[4]	40,000	41,900
Harland Clarke Holdings Corp. 8.375%, due 08/15/22[4]	40,000	41,325
Michael Baker International LLC/ CDL Acquisition Co., Inc. 8.250%, due 10/15/18[4]	40,000	40,400
Prime Security Services Borrower LLC/ Prime Finance, Inc. 9.250%, due 05/15/23[4]	25,000	27,406
		379,306
Consumer products—0.13%
Kimberly-Clark Corp. 3.200%, due 07/30/46	40,000	35,448
3.625%, due 08/01/20	45,000	47,188
Party City Holdings, Inc. 6.125%, due 08/15/23[4]	50,000	51,250

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2017 (unaudited)

	Face Amount	Value
Corporate bonds—(continued)
Consumer products—(concluded)
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC/ Reynolds Group Issuer (Luxembourg) SA 5.125%, due 07/15/23[4]	$75,000	$77,719
Spectrum Brands, Inc. 6.625%, due 11/15/22	100,000	105,750
		317,355
Consumer services—0.05%
XLIT Ltd. 6.250%, due 05/15/27	60,000	71,154
6.375%, due 11/15/24	40,000	47,079
		118,233
Diversified manufacturing—0.13%
Bombardier, Inc. 8.750%, due 12/01/21[4]	100,000	110,750
Eaton Corp. 2.750%, due 11/02/22	70,000	70,186
Illinois Tool Works, Inc. 2.650%, due 11/15/26	60,000	58,051
3.500%, due 03/01/24	60,000	62,643
Terex Corp. 5.625%, due 02/01/25[4]	35,000	35,919
		337,549
Electric-generation—0.08%
NRG Energy, Inc. 6.250%, due 07/15/22	75,000	76,219
Tennessee Valley Authority 2.875%, due 09/15/24	120,000	123,178
		199,397
Electric-integrated—0.63%
Alabama Power Co. 6.000%, due 03/01/39	30,000	37,990
Berkshire Hathaway Energy Co. 3.750%, due 11/15/23	80,000	84,087
Calpine Corp. 5.250%, due 06/01/26[4]	25,000	25,375
5.375%, due 01/15/23	100,000	101,000
Consolidated Edison Co. of New York, Inc. 5.850%, due 03/15/36	35,000	43,102
DTE Electric Co. 3.700%, due 03/15/45	50,000	48,677
Duke Energy Progress LLC 3.000%, due 09/15/21	240,000	246,298
Dynegy, Inc. 7.375%, due 11/01/22	150,000	148,313
Edison International 2.950%, due 03/15/23	50,000	50,188
Exelon Corp. 3.400%, due 04/15/26	70,000	69,388
Exelon Generation Co. LLC 2.950%, due 01/15/20	170,000	172,238
	Face Amount	Value
Corporate bonds—(continued)
Electric-integrated—(concluded)
Florida Power & Light Co. 5.950%, due 02/01/38	$20,000	$25,952
Indiana Michigan Power Co., Series K 4.550%, due 03/15/46	70,000	74,922
National Rural Utilities Cooperative Finance Corp. 2.300%, due 11/01/20	50,000	49,783
Northern States Power Co. 2.600%, due 05/15/23	50,000	49,918
3.600%, due 05/15/46	30,000	28,529
Oncor Electric Delivery Co. LLC 3.750%, due 04/01/45	30,000	28,953
Pacific Gas & Electric Co. 2.950%, due 03/01/26	30,000	29,481
5.800%, due 03/01/37	40,000	49,616
PacifiCorp 6.000%, due 01/15/39	30,000	38,765
Southern California Edison Co. 5.950%, due 02/01/38	55,000	70,096
Southern Power Co. 5.250%, due 07/15/43	60,000	62,742
Virginia Electric & Power Co. 3.450%, due 09/01/22	60,000	62,169
		1,597,582
Energy-independent—0.50%
Alta Mesa Holdings LP/ Alta Mesa Finance Services Corp. 7.875%, due 12/15/24[4]	15,000	15,863
Anadarko Finance Co., Series B 7.500%, due 05/01/31	20,000	25,673
Anadarko Petroleum Corp. 4.500%, due 07/15/44	55,000	53,148
Antero Midstream Partners LP/ Antero Midstream Finance Corp. 5.375%, due 09/15/24[4]	45,000	45,675
Antero Resources Corp. 5.000%, due 03/01/25[4]	40,000	38,800
Apache Corp. 4.750%, due 04/15/43	15,000	15,445
California Resources Corp. 8.000%, due 12/15/22[4]	10,000	8,500
Carrizo Oil & Gas, Inc. 6.250%, due 04/15/23	40,000	40,500
Chesapeake Energy Corp. 6.625%, due 08/15/20	50,000	49,750
8.000%, due 12/15/22[4]	50,000	52,875
8.000%, due 01/15/25[4]	40,000	39,750
ConocoPhillips Co. 4.200%, due 03/15/21	40,000	42,500
5.950%, due 03/15/46	50,000	61,683
Continental Resources, Inc. 4.500%, due 04/15/23	25,000	24,484
5.000%, due 09/15/22	25,000	25,500

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2017 (unaudited)

	Face Amount	Value
Corporate bonds—(continued)
Energy-independent—(concluded)
Denbury Resources, Inc. 5.500%, due 05/01/22	$20,000	$16,500
9.000%, due 05/15/21[4]	10,000	10,775
Devon Energy Corp. 4.000%, due 07/15/21	50,000	51,889
EP Energy LLC/Everest Acquisition Finance, Inc. 8.000%, due 02/15/25[4]	35,000	34,125
Gulfport Energy Corp. 6.000%, due 10/15/24[4]	50,000	49,750
Halcon Resources Corp. 6.750%, due 02/15/25[4]	20,000	19,800
Hilcorp Energy I LP/Hilcorp Finance Co. 5.750%, due 10/01/25[4]	40,000	39,700
MEG Energy Corp. 6.500%, due 01/15/25[4]	40,000	39,100
Murphy Oil Corp. 4.700%, due 12/01/22[7]	25,000	24,563
Newfield Exploration Co. 5.625%, due 07/01/24	25,000	26,750
5.750%, due 01/30/22	25,000	26,687
Oasis Petroleum, Inc. 6.875%, due 03/15/22	35,000	35,700
Occidental Petroleum Corp. 3.400%, due 04/15/26	50,000	50,255
Parsley Energy LLC/Parsley Finance Corp. 5.375%, due 01/15/25[4]	20,000	20,300
6.250%, due 06/01/24[4]	30,000	31,575
PDC Energy, Inc. 6.125%, due 09/15/24[4]	25,000	25,812
QEP Resources, Inc. 5.250%, due 05/01/23	25,000	24,625
Range Resources Corp. 5.750%, due 06/01/21[4]	50,000	51,625
RSP Permian, Inc. 5.250%, due 01/15/25[4]	55,000	56,375
SM Energy Co. 6.125%, due 11/15/22	50,000	50,375
Whiting Petroleum Corp. 5.750%, due 03/15/21	15,000	14,925
WPX Energy, Inc. 7.500%, due 08/01/20	15,000	16,163
		1,257,515
Energy-integrated—0.17%
BP Capital Markets PLC 3.062%, due 03/17/22	90,000	91,164
3.506%, due 03/17/25	40,000	40,488
Cenovus Energy, Inc. 4.450%, due 09/15/42	25,000	22,375
6.750%, due 11/15/39	15,000	16,954
Chevron Corp. 3.191%, due 06/24/23	50,000	51,224
Exxon Mobil Corp. 4.114%, due 03/01/46	60,000	62,667
	Face Amount	Value
Corporate bonds—(continued)
Energy-integrated—(concluded)
Petro-Canada 6.050%, due 05/15/18	$60,000	$63,025
Shell International Finance BV 4.000%, due 05/10/46	40,000	39,041
Total Capital International SA 3.750%, due 04/10/24	40,000	41,880
		428,818
Energy-refining & marketing—0.05%
Calumet Specialty Products Partners LP/Calumet Finance Corp. 6.500%, due 04/15/21	65,000	56,406
Tesoro Corp. 5.125%, due 12/15/26[4]	35,000	37,012
Valero Energy Corp. 6.625%, due 06/15/37	35,000	42,058
		135,476
Finance-diversified—0.23%
Bank of America Corp. 6.110%, due 01/29/37	100,000	119,501
Bank of America Corp. GMTN 2.625%, due 04/19/21	90,000	90,105
Bank of America Corp. MTN 4.200%, due 08/26/24	120,000	123,839
Bank of America Corp., Series K, 8.000%, due 01/30/18[5,6]	50,000	51,750
Series V, 5.125%, due 06/17/19[5,6]	70,000	70,788
Quicken Loans, Inc. 5.750%, due 05/01/25[4]	120,000	118,200
		574,183
Finance-non-captive diversified—0.08%
Ally Financial, Inc. 4.125%, due 02/13/22	100,000	102,250
General Electric Co. 6.750%, due 03/15/32	75,000	102,147
		204,397
Finance-other—0.43%
CURO Financial Technologies Corp. 12.000%, due 03/01/22[4]	10,000	10,263
GE Capital International Funding Co. Unlimited Co. 2.342%, due 11/15/20	200,000	201,612
General Electric Co. MTN 4.650%, due 10/17/21	100,000	110,444
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.250%, due 02/01/22[4]	35,000	36,137
International Lease Finance Corp. 5.875%, due 04/01/19	200,000	214,700
5.875%, due 08/15/22	170,000	191,593
KCG Holdings, Inc. 6.875%, due 03/15/20[4]	100,000	99,750

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2017 (unaudited)

	Face Amount	Value
Corporate bonds—(continued)
Finance-other—(concluded)
KfW 5.476%, due 04/18/36[8]	$105,000	$58,020
Navient Corp. MTN 8.000%, due 03/25/20	35,000	37,970
Springleaf Finance Corp. 8.250%, due 12/15/20	125,000	137,344
		1,097,833
Food/beverage—0.23%
Albertsons Cos. LLC/Safeway, Inc./ New Albertson's, Inc./Albertson's LLC 6.625%, due 06/15/24[4]	45,000	47,587
Anheuser-Busch InBev Finance, Inc. 4.700%, due 02/01/36	100,000	107,591
4.900%, due 02/01/46	30,000	32,961
Aramark Services, Inc. 5.125%, due 01/15/24	50,000	52,380
Dean Foods Co. 6.500%, due 03/15/23[4]	50,000	52,125
Kraft Heinz Foods Co. 5.000%, due 06/04/42	40,000	41,033
5.200%, due 07/15/45	20,000	21,129
PepsiCo, Inc. 4.875%, due 11/01/40	60,000	68,559
Post Holdings, Inc. 5.500%, due 03/01/25[4]	45,000	45,900
The Kroger Co. 3.850%, due 08/01/23	110,000	114,438
		583,703
Gaming—0.11%
Jacobs Entertainment, Inc. 7.875%, due 02/01/24[4]	35,000	35,963
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 4.500%, due 09/01/26[4]	38,000	36,955
Penn National Gaming, Inc. 5.625%, due 01/15/27[4]	65,000	65,406
Scientific Games International, Inc. 10.000%, due 12/01/22	125,000	132,656
		270,980
Gas distributors—0.06%
Phillips 66 Partners LP 3.605%, due 02/15/25	50,000	49,469
Sempra Energy 9.800%, due 02/15/19	90,000	103,459
		152,928
Gas pipelines—0.36%
AmeriGas Partners LP/ AmeriGas Finance Corp. 5.750%, due 05/20/27	40,000	40,200
Blue Racer Midstream LLC/ Blue Racer Finance Corp. 6.125%, due 11/15/22[4]	75,000	76,312
	Face Amount	Value
Corporate bonds—(continued)
Gas pipelines—(concluded)
Cheniere Corpus Christi Holdings LLC 5.875%, due 03/31/25[4]	$80,000	$84,700
Energy Transfer Partners LP 9.000%, due 04/15/19	110,000	124,812
Enterprise Products Operating LLC 2.850%, due 04/15/21	40,000	40,488
5.100%, due 02/15/45	60,000	64,365
Genesis Energy LP/Genesis Energy Finance Corp. 6.000%, due 05/15/23	50,000	50,625
Kinder Morgan Energy Partners LP 5.000%, due 10/01/21	85,000	91,609
Kinder Morgan, Inc. 5.550%, due 06/01/45	70,000	73,782
MPLX LP 4.875%, due 06/01/25	70,000	74,443
NuStar Logistics LP 4.750%, due 02/01/22	15,000	15,112
ONEOK, Inc. 7.500%, due 09/01/23	15,000	17,869
Targa Resources Partners LP/ Targa Resources Partners Finance Corp. 5.125%, due 02/01/25[4]	30,000	31,200
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 6.375%, due 05/01/24	35,000	38,048
The Williams Cos., Inc. 4.550%, due 06/24/24	25,000	25,375
The Williams Cos., Inc., Series A 7.500%, due 01/15/31	10,000	11,763
Williams Partners LP 4.300%, due 03/04/24	60,000	62,106
		922,809
Health care—0.53%
Abbott Laboratories 3.750%, due 11/30/26	60,000	59,970
Alere, Inc. 6.375%, due 07/01/23[4]	5,000	5,075
Centene Corp. 4.750%, due 01/15/25	75,000	77,156
6.125%, due 02/15/24	40,000	43,400
CHS/Community Health Systems, Inc. 6.875%, due 02/01/22	20,000	17,575
7.125%, due 07/15/20	50,000	47,000
DaVita HealthCare Partners, Inc. 5.000%, due 05/01/25	125,000	125,774
DJO Finco, Inc./DJO Finance LLC/ DJO Finance Corp. 8.125%, due 06/15/21[4]	25,000	22,125
HCA, Inc. 5.875%, due 03/15/22	100,000	110,375
7.500%, due 02/15/22	200,000	230,750
Medtronic, Inc. 4.375%, due 03/15/35	115,000	122,277

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2017 (unaudited)

	Face Amount	Value
Corporate bonds—(continued)
Health care—(concluded)
MPH Acquisition Holdings LLC 7.125%, due 06/01/24[4]	$30,000	$32,325
Tenet Healthcare Corp. 6.000%, due 10/01/20	35,000	37,100
7.500%, due 01/01/22[4]	20,000	21,650
8.125%, due 04/01/22	170,000	178,500
UnitedHealth Group, Inc. 4.625%, due 07/15/35	90,000	99,599
Universal Health Services, Inc. 5.000%, due 06/01/26[4]	40,000	41,000
WellCare Health Plans, Inc. 5.750%, due 11/15/20	25,000	25,815
Zimmer Biomet Holdings, Inc. 2.700%, due 04/01/20	50,000	50,311
		1,347,777
Home construction—0.11%
CalAtlantic Group, Inc. 5.250%, due 06/01/26	100,000	100,125
Crescent Communities LLC/ Crescent Ventures, Inc. 8.875%, due 10/15/21[4]	75,000	78,469
PulteGroup, Inc. 5.500%, due 03/01/26	75,000	77,812
Shea Homes LP/Shea Homes Funding Corp. 5.875%, due 04/01/23[4]	25,000	25,437
6.125%, due 04/01/25[4]	5,000	5,088
		286,931
Insurance-life—0.14%
Aon PLC 3.500%, due 06/14/24	60,000	60,379
3.875%, due 12/15/25	60,000	61,599
CNA Financial Corp. 4.500%, due 03/01/26	40,000	42,335
Hartford Financial Services Group, Inc. 5.950%, due 10/15/36	70,000	79,765
MetLife, Inc. 4.125%, due 08/13/42	30,000	29,834
Prudential Financial, Inc. MTN 6.625%, due 06/21/40	60,000	78,587
		352,499
Insurance-personal & casualty—0.03%
HUB International Ltd. 7.875%, due 10/01/21[4]	75,000	79,313
Leisure—0.05%
NCL Corp. Ltd. 4.750%, due 12/15/21[4]	45,000	45,956
Royal Caribbean Cruises Ltd. 5.250%, due 11/15/22	75,000	83,978
		129,934
	Face Amount	Value
Corporate bonds—(continued)
Lodging—0.03%
Hilton Escrow Issuer LLC/ Hilton Escrow Issuer Corp. 4.250%, due 09/01/24[4]	$35,000	$34,615
Jack Ohio Finance LLC/ Jack Ohio Finance 1 Corp. 6.750%, due 11/15/21[4]	25,000	25,938
10.250%, due 11/15/22[4]	25,000	26,875
		87,428
Machinery-diversified—0.06%
Cloud Crane LLC 10.125%, due 08/01/24[4]	45,000	49,387
CNH Industrial Capital LLC 3.875%, due 10/15/21	20,000	20,025
John Deere Capital Corp. MTN 2.450%, due 09/11/20	40,000	40,400
SPX FLOW, Inc. 5.625%, due 08/15/24[4]	29,000	29,798
		139,610
Media-broadcast/outdoor—0.30%
21st Century Fox America, Inc. 4.950%, due 10/15/45	70,000	73,624
CBS Radio, Inc. 7.250%, due 11/01/24[4]	40,000	42,700
Clear Channel Worldwide Holdings, Inc., Series B 7.625%, due 03/15/20	50,000	50,375
iHeartCommunications, Inc. 9.000%, due 12/15/19	75,000	65,540
Netflix, Inc. 4.375%, due 11/15/26[4]	30,000	29,737
5.875%, due 02/15/25	100,000	108,500
Sirius XM Radio, Inc. 5.375%, due 04/15/25[4]	100,000	102,282
5.375%, due 07/15/26[4]	25,000	25,500
The Walt Disney Co. GMTN 2.150%, due 09/17/20	50,000	50,373
4.125%, due 06/01/44	40,000	41,511
Time Warner, Inc. 2.950%, due 07/15/26	80,000	74,260
3.800%, due 02/15/27	40,000	39,587
Univision Communications, Inc. 5.125%, due 05/15/23[4]	50,000	50,000
		753,989
Media-cable—0.39%
Altice SA 7.750%, due 05/15/22[4]	200,000	212,750
Comcast Corp. 6.950%, due 08/15/37	80,000	108,254
DISH DBS Corp. 5.875%, due 11/15/24	75,000	80,062
7.750%, due 07/01/26	50,000	58,750
NBCUniversal Media LLC 4.375%, due 04/01/21	40,000	43,149

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2017 (unaudited)

	Face Amount	Value
Corporate bonds—(continued)
Media-cable—(concluded)
SFR Group SA 6.250%, due 05/15/24[4]	$200,000	$202,998
TCI Communications, Inc. 7.875%, due 02/15/26	50,000	66,895
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	35,000	43,739
Unitymedia Hessen GmbH & Co. KG/ Unitymedia NRW GmbH 5.500%, due 01/15/23[4]	100,000	104,500
WideOpenWest Finance LLC/ WideOpenWest Capital Corp. 10.250%, due 07/15/19	55,000	58,025
		979,122
Media-diversified—0.04%
TEGNA, Inc. 6.375%, due 10/15/23	100,000	106,500
Media-non cable—0.07%
Intelsat Jackson Holdings SA 5.500%, due 08/01/23	125,000	103,594
7.250%, due 04/01/19	20,000	19,150
7.500%, due 04/01/21	25,000	22,875
8.000%, due 02/15/24[4]	20,000	21,650
		167,269
Media-publishing—0.02%
The McClatchy Co. 9.000%, due 12/15/22	50,000	52,625
Metals & mining—0.37%
AK Steel Corp. 7.625%, due 10/01/21	50,000	51,875
Alcoa Nederland Holding BV 6.750%, due 09/30/24[4]	10,000	10,875
7.000%, due 09/30/26[4]	10,000	10,975
Alcoa, Inc. 5.125%, due 10/01/24	15,000	15,488
ArcelorMittal 6.125%, due 06/01/25	35,000	39,331
Barrick Gold Corp. 4.100%, due 05/01/23	80,000	85,850
Barrick North America Finance LLC 4.400%, due 05/30/21	25,000	26,902
BHP Billiton Finance USA Ltd. 3.850%, due 09/30/23	30,000	32,422
Cliffs Natural Resources, Inc. 7.750%, due 03/31/20[4]	20,000	20,850
First Quantum Minerals Ltd. 6.750%, due 02/15/20[4]	30,000	30,750
FMG Resources August 2006 Pty Ltd. 6.875%, due 04/01/22[4]	50,000	51,687
Freeport-McMoRan, Inc. 4.550%, due 11/14/24	25,000	23,375
6.875%, due 02/15/23[4]	15,000	15,825
	Face Amount	Value
Corporate bonds—(continued)
Metals & mining—(concluded)
Hudbay Minerals, Inc. 7.250%, due 01/15/23[4]	$10,000	$10,675
7.625%, due 01/15/25[4]	30,000	32,775
Novelis Corp. 5.875%, due 09/30/26[4]	30,000	30,863
Peabody Securities Finance Corp. 6.000%, due 03/31/22[4]	10,000	10,200
6.375%, due 03/31/25[4]	25,000	25,500
Rio Tinto Finance USA Ltd. 3.750%, due 06/15/25	40,000	41,780
Southern Copper Corp. 6.750%, due 04/16/40	40,000	44,993
Steel Dynamics, Inc. 5.250%, due 04/15/23	50,000	52,067
Teck Resources Ltd. 4.750%, due 01/15/22	40,000	41,550
6.250%, due 07/15/41	80,000	83,000
8.500%, due 06/01/24[4]	25,000	29,188
TMS International Corp. 7.625%, due 10/15/21[3,4]	50,000	50,125
Vale Overseas Ltd. 4.375%, due 01/11/22	65,000	67,275
		936,196
Oil & gas—0.16%
Ecopetrol SA 5.375%, due 06/26/26	60,000	61,578
Petroleos Mexicanos 3.500%, due 07/18/18	100,000	101,460
3.500%, due 01/30/23	110,000	104,335
Statoil ASA 4.800%, due 11/08/43	50,000	55,959
Sunoco LP/Sunoco Finance Corp. 5.500%, due 08/01/20	50,000	50,375
6.375%, due 04/01/23	25,000	25,313
		399,020
Oil field equipment & services—0.14%
Ensco PLC 5.200%, due 03/15/25	25,000	22,125
5.750%, due 10/01/44	10,000	7,800
8.000%, due 01/31/24[4]	10,000	10,250
Noble Holding International Ltd. 4.900%, due 08/01/20	2,000	1,993
6.200%, due 08/01/40	15,000	11,775
7.750%, due 01/15/24	30,000	29,175
Precision Drilling Corp. 5.250%, due 11/15/24	35,000	34,650
7.750%, due 12/15/23[4]	15,000	16,238
Rowan Cos., Inc. 4.750%, due 01/15/24	25,000	22,687
SESI LLC 7.125%, due 12/15/21	40,000	41,100
Transocean Phoenix 2 Ltd. 7.750%, due 10/15/24[4]	25,000	26,937

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2017 (unaudited)

	Face Amount	Value
Corporate bonds—(continued)
Oil field equipment & services—(concluded)
Transocean, Inc. 8.125%, due 12/15/21[7]	$15,000	$15,759
9.000%, due 07/15/23[4]	10,000	10,800
Trinidad Drilling Ltd. 6.625%, due 02/15/25[4]	40,000	41,200
Weatherford International Ltd. 7.000%, due 03/15/38	15,000	14,138
7.750%, due 06/15/21	40,000	43,150
9.875%, due 02/15/24[4]	5,000	5,775
		355,552
Packaging & containers—0.07%
Berry Plastics Corp. 5.125%, due 07/15/23	50,000	51,500
Crown Americas LLC/ Crown Americas Capital Corp. V 4.250%, due 09/30/26[4]	48,000	46,260
Owens-Brockway Glass Container, Inc. 5.875%, due 08/15/23[4]	75,000	80,531
		178,291
Paper & forest products—0.05%
Georgia-Pacific LLC 8.000%, due 01/15/24	20,000	25,965
International Paper Co. 3.800%, due 01/15/26	110,000	112,024
		137,989
Pharmaceuticals—0.38%
AbbVie, Inc. 2.500%, due 05/14/20	120,000	120,606
3.200%, due 05/14/26	30,000	28,868
Actavis Funding SCS 3.000%, due 03/12/20	50,000	50,907
3.800%, due 03/15/25	90,000	90,931
Biogen, Inc. 4.050%, due 09/15/25	50,000	51,680
Endo Finance LLC & Endo Finco, Inc. 7.250%, due 01/15/22[4,7]	25,000	24,203
Gilead Sciences, Inc. 4.750%, due 03/01/46	90,000	93,830
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC 5.750%, due 08/01/22[4]	25,000	24,500
Pfizer, Inc. 7.200%, due 03/15/39	70,000	101,301
Shire Acquisitions Investments Ireland DAC 2.400%, due 09/23/21	50,000	48,976
Teva Pharmaceutical Finance IV BV 3.650%, due 11/10/21	41,000	41,442
Teva Pharmaceutical Finance Netherlands III BV 3.150%, due 10/01/26	70,000	64,788
Valeant Pharmaceuticals International 7.000%, due 10/01/20[4]	50,000	46,625
	Face Amount	Value
Corporate bonds—(continued)
Pharmaceuticals—(concluded)
Valeant Pharmaceuticals International, Inc. 6.750%, due 08/15/18[4]	$115,000	$113,275
7.500%, due 07/15/21[4]	75,000	68,859
		970,791
Railroads—0.08%
Burlington Northern Santa Fe LLC 5.150%, due 09/01/43	50,000	58,177
6.150%, due 05/01/37	25,000	32,344
Norfolk Southern Corp. 3.250%, due 12/01/21	50,000	51,381
Union Pacific Corp. 4.050%, due 11/15/45	70,000	71,486
		213,388
Real estate investment trusts—0.13%
AvalonBay Communities, Inc. MTN 3.450%, due 06/01/25	70,000	70,877
Boston Properties LP 2.750%, due 10/01/26	40,000	37,176
ERP Operating LP 4.750%, due 07/15/20	35,000	37,501
Ventas Realty LP 3.500%, due 02/01/25	35,000	34,382
3.750%, due 05/01/24	90,000	91,088
VEREIT Operating Partnership LP 4.875%, due 06/01/26	50,000	52,375
		323,399
Restaurants—0.02%
McDonald's Corp. MTN 2.100%, due 12/07/18	40,000	40,284
4.875%, due 12/09/45	20,000	21,461
		61,745
Retail-specialty—0.22%
Beacon Roofing Supply, Inc. 6.375%, due 10/01/23	25,000	27,031
CVS Health Corp. 3.500%, due 07/20/22	60,000	61,751
5.125%, due 07/20/45	25,000	27,867
Dollar General Corp. 3.250%, due 04/15/23	80,000	80,014
Dollar Tree, Inc. 5.750%, due 03/01/23	25,000	26,438
FBM Finance, Inc. 8.250%, due 08/15/21[4]	53,000	56,721
JC Penney Corp., Inc. 5.875%, due 07/01/23[4]	25,000	25,047
6.375%, due 10/15/36	35,000	26,775
Lowe's Cos., Inc. 4.650%, due 04/15/42	60,000	65,213
The Home Depot, Inc. 2.125%, due 09/15/26	50,000	46,510
3.350%, due 09/15/25	40,000	41,338

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2017 (unaudited)

	Face Amount	Value
Corporate bonds—(continued)
Retail-specialty—(concluded)
Wal-Mart Stores, Inc. 4.300%, due 04/22/44	$60,000	$63,600
		548,305
Technology-hardware—0.11%
Cisco Systems, Inc. 5.900%, due 02/15/39	80,000	103,033
Equinix, Inc. 5.375%, due 04/01/23	100,000	103,750
NCR Corp. 6.375%, due 12/15/23	75,000	80,156
		286,939
Technology-software—0.52%
Apple, Inc. 3.850%, due 05/04/43	110,000	106,079
CDW LLC/CDW Finance Corp. 5.500%, due 12/01/24	40,000	42,000
Change Healthcare Holdings LLC/ Change Healthcare Finance, Inc. 5.750%, due 03/01/25[4]	40,000	41,300
CommScope Technologies Finance LLC 6.000%, due 06/15/25[4]	75,000	80,250
Conduent Finance, Inc./Xerox Business Services LLC 10.500%, due 12/15/24[4]	30,000	34,237
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 4.420%, due 06/15/21[4]	50,000	52,468
5.875%, due 06/15/21[4]	25,000	26,448
6.020%, due 06/15/26[4]	60,000	66,160
7.125%, due 06/15/24[4]	100,000	110,488
First Data Corp. 5.750%, due 01/15/24[4]	30,000	31,088
7.000%, due 12/01/23[4]	75,000	80,625
Infor US, Inc. 6.500%, due 05/15/22	100,000	104,000
International Business Machines Corp. 2.250%, due 02/19/21	50,000	50,307
Microsoft Corp. 2.375%, due 02/12/22	80,000	80,230
4.450%, due 11/03/45	80,000	85,112
MSCI, Inc. 4.750%, due 08/01/26[4]	36,000	36,198
5.750%, due 08/15/25[4]	50,000	53,250
Oracle Corp. 2.500%, due 05/15/22	80,000	80,019
5.375%, due 07/15/40	70,000	82,347
Texas Instruments, Inc. 1.650%, due 08/03/19	30,000	29,937
1.850%, due 05/15/22	40,000	38,569
		1,311,112
	Face Amount	Value
Corporate bonds—(concluded)
Telecom-wireless—0.18%
America Movil SAB de CV 3.125%, due 07/16/22	$40,000	$39,836
Rogers Communications, Inc. 5.000%, due 03/15/44	80,000	86,439
Sprint Corp. 7.250%, due 09/15/21	225,000	245,250
7.625%, due 02/15/25	75,000	83,625
		455,150
Telephone-integrated—0.52%
AT&T, Inc. 2.800%, due 02/17/21	50,000	50,118
3.600%, due 02/17/23	140,000	141,272
4.350%, due 06/15/45	70,000	61,818
6.000%, due 08/15/40	70,000	76,967
CenturyLink, Inc. 6.750%, due 12/01/23	50,000	52,313
Cogent Communications Group, Inc. 5.375%, due 03/01/22[4]	50,000	52,000
Communications Sales & Leasing, Inc./ CSL Capital LLC 7.125%, due 12/15/24[4]	20,000	20,600
8.250%, due 10/15/23	75,000	81,281
Deutsche Telekom International Finance BV 8.750%, due 06/15/30[7]	50,000	73,724
Frontier Communications Corp. 8.500%, due 04/15/20	125,000	132,656
11.000%, due 09/15/25	50,000	50,250
Level 3 Financing, Inc. 5.375%, due 05/01/25	100,000	103,250
Verizon Communications, Inc. 4.500%, due 09/15/20	200,000	213,309
4.522%, due 09/15/48	105,000	96,149
Windstream Services LLC 7.750%, due 10/01/21	75,000	77,390
Zayo Group LLC/Zayo Capital, Inc. 5.750%, due 01/15/27[4]	20,000	21,146
		1,304,243
Tobacco—0.16%
Altria Group, Inc. 9.250%, due 08/06/19	110,000	129,269
Philip Morris International, Inc. 2.900%, due 11/15/21	130,000	131,872
Reynolds American, Inc. 5.700%, due 08/15/35	120,000	139,197
		400,338
Transportation services—0.02%
FedEx Corp. 2.625%, due 08/01/22	40,000	40,009
Total corporate bonds (cost—$24,723,865)		25,091,052

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2017 (unaudited)

	Face Amount	Value
Loan assignment—0.01%
Finance-other—0.01%
Squaretwo Financial Corp. 11.000%, due 05/24/19[2,3,9] (cost—$27,040)	$65,000	$14,625
Non-US government obligations—0.35%
Chile Government International Bond 3.250%, due 09/14/21	100,000	103,750
Colombia Government International Bond 8.125%, due 05/21/24	135,000	170,606
Israel Government International Bond 5.500%, due 09/18/33	175,000	229,681
Mexico Government International Bond MTN 6.750%, due 09/27/34	40,000	48,850
Panama Government International Bond 6.700%, due 01/26/36	40,000	50,450
8.875%, due 09/30/27	10,000	14,075
Peruvian Government International Bond 4.125%, due 08/25/27	50,000	54,100
7.350%, due 07/21/25	100,000	130,375
Poland Government International Bond 5.000%, due 03/23/22	35,000	38,500
Uruguay Government International Bond 4.125%, due 11/20/45	50,000	43,300
Total non-US government obligations (cost—$873,669)		883,687
Municipal bonds and notes—0.22%
California—0.11%
California (Build America Bonds) 7.550%, due 04/01/39	180,000	265,569
Illinois—0.09%
State of Illinois 5.877%, due 03/01/19	225,000	238,293
New York—0.02%
Metropolitan Transportation Authority Revenue (Build America Bonds) 6.668%, due 11/15/39	40,000	53,674
Total municipal bonds and notes (cost—$531,831)		557,536
	Face Amount	Value
Short-term US government obligation—2.96%
US Treasury Bill 0.495%, due 04/06/17[10] (cost—$7,496,255)	$7,500,000	$7,496,640
Repurchase agreement—18.16%
Repurchase agreement dated 02/28/17 with State Street Bank and Trust Co., 0.010% due 03/01/17, collateralized by $46,075,470 US Treasury Notes, 0.750% to 3.500% due 12/31/17 to 12/31/19; (value—$46,897,182); proceeds: $45,977,013 (cost—$45,977,000)	45,977,000	45,977,000
	Number of Shares
Investment of cash collateral from securities loaned—0.37%
Money market fund—0.37%
State Street Institutional U.S. Government Money Market Fund (cost—$944,443)	944,443	944,443
Total investments (cost—$231,985,199) — 99.67%		252,318,287
Other assets in excess of liabilities—0.33%		839,428
Net assets—100.00%		$253,157,715

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 25.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$22,967,352
Gross unrealized depreciation	(2,634,264)
Net unrealized appreciation	$20,333,088

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2017 (unaudited)

Futures contracts

Number of contracts		Expiration date	Cost	Current value	Unrealized appreciation
Index futures buy contracts:
46	USDRussell 1000 Value Index Futures	March 2017	$2,555,410	$2,635,110	$79,700
176	USDRussell 2000 Mini Index Futures	March 2017	12,082,382	12,188,000	105,618
286	USDS&P 500 E-Mini Index Futures	March 2017	32,183,509	33,788,040	1,604,531
US Treasury futures buy contracts:
16	USDUltra Long US Treasury Bond Futures	June 2017	$2,566,523	$2,588,500	$21,977
			$49,387,824	$51,199,650	$1,811,826
			Proceeds
US Treasury futures sell contracts:
254	USDUS Treasury Note 10 Year Futures	June 2017	$31,754,875	$31,642,844	$112,031
					$1,923,857

Total return swap agreements3

Counterparty	Notional amount	Termination date	Payments made by the Portfolio[11]	Payments received by the Portfolio[11]	Upfront payments received	Value	Unrealized appreciation
CITI 3,700,000 06/20/17	3 month USD	IBOXX Liquid	LIBOR	High Yield Index	$6,871	$133,217	$140,088
JPMCB 250,000 03/20/17	3 month USD	IBOXX Liquid	LIBOR	High Yield Index	20,571	14,124	34,695
MSCI 4,000,000 09/20/17	3 month USD	IBOXX Liquid	LIBOR	High Yield Index	7,757	3,364	11,121
					$35,199	$150,705	$185,904

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of February 28, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$108,894,651	$—	$—	$108,894,651
Investment companies	17,499,414	—	—	17,499,414
Preferred stock	—	—	0	0
US government obligations	—	24,008,548	—	24,008,548
Mortgage & agency debt securities	—	11,037,284	—	11,037,284
Asset-backed securities	—	5,998,647	—	5,998,647
Commercial mortgage-backed securities	—	3,914,760	—	3,914,760

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2017 (unaudited)

Fair valuation summary (concluded)

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$25,091,052	$—	$25,091,052
Loan assignment	—	—	14,625	14,625
Non-US government obligations	—	883,687	—	883,687
Municipal bonds and notes	—	557,536	—	557,536
Short-term US government obligation	—	7,496,640	—	7,496,640
Repurchase agreement	—	45,977,000	—	45,977,000
Investment of cash collateral from securities loaned	—	944,443	—	944,443
Futures contracts	1,923,857	—	—	1,923,857
Swap agreements	—	150,705	—	150,705
Total	$128,317,922	$126,060,302	$14,625	$254,392,849

At February 28, 2017, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs for the period ended February 28, 2017:

	Preferred stock	Loan assignment
Beginning balance	$—	$—
Purchases	0	27,040
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	—	(12,415)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$0	$14,625

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at February 28, 2017 was $(12,415).

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2017 (unaudited)

Portfolio footnotes

*  Non-income producing security.

††  Amount represents less than 0.005%.

1  Security, or portion thereof, was on loan at the period end.

2  Security is being fair valued by a valuation committee under the direction of the board of trustees.

3  Illiquid investment at the period end.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

6  Perpetual investment. Date shown reflects the next call date.

7  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

8  Rate shown reflects annualized yield at the period end on zero coupon bond.

9  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

10  Rate shown is the discount rate at the date of purchase unless otherwise noted.

11  Payments made or received are based on the notional amount.

Portfolio acronyms

CITI  Citibank NA

ETF  Exchange Traded Fund

GMTN  Global Medium Term Note

JPMCB  JPMorgan Chase Bank

LIBOR  London Interbank Offered Rate

MSCI  Morgan Stanley Capital International

MTN  Medium Term Note

OEM  Original Equipment Manufacturer

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Statement of assets and liabilities
February 28, 2017 (unaudited)

Assets:
Investments, at value (cost—$186,008,199)[1]	$206,341,287
Repurchase agreement, at value (cost—$45,977,000)	45,977,000
Total investments in securities, at value (cost—$231,985,199)	$252,318,287
Cash	8,896
Cash collateral on futures	2,422,300
Receivable for investments sold	6,200,631
Receivable for when issued TBA securities	1,672,408
Receivable for shares of beneficial interest sold	122,065
Receivable for variation margin on futures contracts	1,925,427
Receivable for dividends and interest	548,938
Swap agreements, at value	150,705
Due from broker	39,716
Receivable for foreign tax reclaims	28
Other assets	34,442
Total assets	265,443,843
Liabilities:
Payable for investments purchased	819,711
Payable for when issued TBA securities	9,893,567
Payable for shares of beneficial interest repurchased	234,514
Payable to affiliates	174,895
Payable for cash collateral from securities loaned	944,443
Accrued expenses and other liabilities	218,998
Total liabilities	12,286,128
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	239,883,005
Accumulated undistributed net investment income	196,738
Accumulated net realized loss	(9,364,877)
Net unrealized appreciation	22,442,849
Net assets	$253,157,715
Class A
Net assets	$165,085,061
Shares outstanding	3,625,602
Net asset value per share	$45.53
Maximum offering price per share (net asset value plus maximum sales charge of 5.50%)	$48.18
Class C
Net assets	$61,653,733
Shares outstanding	1,402,675
Net asset value and offering price per share	$43.95
Class P
Net assets	$26,418,921
Shares outstanding	570,555
Net asset value and offering price per share	$46.30

1  Includes $6,121,668 of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Statement of operations
For the six months ended February 28, 2017 (unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $846)	$898,001
Interest	934,276
Securities lending income	7,030
1,839,307
Expenses:
Investment management and administration fees	608,821
Service fees–Class A	197,444
Service and distribution fees–Class C	305,626
Transfer agency and related services fees–Class A	61,362
Transfer agency and related services fees–Class C	25,919
Transfer agency and related services fees–Class P	7,297
Professional fees	78,577
Custody and accounting fees	51,772
Reports and notices to shareholders	36,864
State registration fees	24,750
Trustees' fees	11,198
Insurance expense	3,086
Other expenses	15,118
Total expenses	1,427,834
Net investment income	411,473
Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments	393,288
Futures	7,124,400
Swap agreements	215,945
Foreign currency transactions	80
Net realized gains	7,733,713
Net change in unrealized appreciation/depreciation of:
Investments	7,264,284
Futures	(709,075)
Swap agreements	(31,245)
Net change in unrealized appreciation/depreciation	6,523,964
Net realized and unrealized gain from investment activities	14,257,677
Net increase in net assets resulting from operations	$14,669,150

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Statement of changes in net assets

	For the six months ended February 28, 2017 (unaudited)	For the year ended August 31, 2016
From operations:
Net investment income	$411,473	$606,374
Net realized gains	7,733,713	1,357,325
Net change in unrealized appreciation	6,523,964	14,106,979
Contribution from Advisor	—	71,624
Net increase in net assets resulting from operations	14,669,150	16,142,302
Dividends to shareholders from:
Net investment income–Class A	(673,497)	—
Net investment income–Class P	(172,237)	—
Total dividends to shareholders	(845,734)	—
From beneficial interest transactions:
Net proceeds from shares sold	7,362,783	3,738,037
Cost of shares repurchased	(16,142,633)	(27,490,390)
Proceeds from dividends reinvested	766,206	—
Net decrease in net assets from beneficial interest transactions	(8,013,644)	(23,752,353)
Net increase (decrease) in net assets	5,809,772	(7,610,051)
Net assets:
Beginning of period	247,347,943	254,957,994
End of period	$253,157,715	$247,347,943
Accumulated undistributed net investment income	$196,738	$630,999

See accompanying notes to financial statements.

UBS U.S. Allocation Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended February 28, 2017	Years ended August 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$43.06	$40.23	$39.87	$33.85	$30.13	$27.34
Net investment income[1]	0.11	0.17	0.07	0.13	0.16	0.15
Net realized and unrealized gains	2.54	2.65	0.38	6.06	3.72	2.94
Net increase from payment by Advisor	—	0.01	—	—	—	—
Net increase from operations	2.65	2.83	0.45	6.19	3.88	3.09
Dividends from net investment income	(0.18)	—	(0.09)	(0.17)	(0.16)	(0.30)
Net asset value, end of period	$45.53	$43.06	$40.23	$39.87	$33.85	$30.13
Total investment return[2]	6.18%	7.03%[3]	1.13%	18.35%	12.92%	11.42%
Ratios to average net assets:
Expenses	1.01%[4]	1.02%	0.99%	1.00%	1.03%	1.03%
Net investment income	0.50%[4]	0.42%	0.16%	0.35%	0.51%	0.53%
Supplemental data:
Net assets, end of period (000's)	$165,085	$157,979	$161,437	$175,249	$167,031	$173,218
Portfolio turnover	129%	260%	283%	240%	148%	150%

Class C

	Six months ended February 28, 2017	Years ended August 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$41.55	$39.11	$38.97	$33.17	$29.60	$26.83
Net investment loss[1]	(0.05)	(0.13)	(0.24)	(0.15)	(0.08)	(0.06)
Net realized and unrealized gains	2.45	2.56	0.38	5.95	3.65	2.89
Net increase from payment by Advisor	—	0.01	—	—	—	—
Net increase from operations	2.40	2.44	0.14	5.80	3.57	2.83
Dividends from net investment income	—	—	—	—	—	(0.06)
Net asset value, end of period	$43.95	$41.55	$39.11	$38.97	$33.17	$29.60
Total investment return[2]	5.77%	6.24%[3]	0.36%	17.49%	12.06%	10.59%
Ratios to average net assets:
Expenses	1.77%[4]	1.77%	1.75%	1.75%	1.79%	1.79%
Net investment loss	(0.26)%[4]	(0.33)%	(0.59)%	(0.41)%	(0.25)%	(0.23)%
Supplemental data:
Net assets, end of period (000's)	$61,654	$65,752	$68,772	$74,707	$68,735	$70,215
Portfolio turnover	129%	260%	283%	240%	148%	150%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  During the year ended August 31, 2016, the Advisor reimbursed the Fund for a trading error in the amount of $71,624. If payment from Advisor was not made, total return would have been 7.01% and 6.19% for Class A and Class C, respectively.

4  Annualized.

See accompanying notes to financial statements.

UBS U.S. Allocation Fund
Financial highlights (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class P1

	Six months ended February 28, 2017	Years ended August 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$43.84	$40.85	$40.45	$34.32	$30.54	$27.72
Net investment income[2]	0.17	0.29	0.18	0.24	0.26	0.24
Net realized and unrealized gains	2.59	2.69	0.38	6.15	3.76	2.97
Net increase from payment by Advisor	—	0.01	—	—	—	—
Net increase from operations	2.76	2.99	0.56	6.39	4.02	3.21
Dividends from net investment income	(0.30)	—	(0.16)	(0.26)	(0.24)	(0.39)
Net asset value, end of period	$46.30	$43.84	$40.85	$40.45	$34.32	$30.54
Total investment return[3]	6.33%	7.32%[4]	1.40%	18.71%	13.24%	11.74%
Ratios to average net assets:
Expenses	0.74%[5]	0.74%	0.73%	0.72%	0.75%	0.75%
Net investment income	0.77%[5]	0.69%	0.43%	0.63%	0.78%	0.81%
Supplemental data:
Net assets, end of period (000's)	$26,419	$23,617	$24,749	$24,846	$19,054	$18,911
Portfolio turnover	129%	260%	283%	240%	148%	150%

1  Effective July 28, 2014, Class Y shares were redesignated as Class P shares

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4  During the year ended August 31, 2016, the Advisor reimbursed the Fund for a trading error in the amount of $71,624. If payment from Advisor was made, total return would have been 7.29% for Class P.

5  Annualized.

See accompanying notes to financial statements.

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

Organization and significant accounting policies

UBS U.S. Allocation Fund (the "Fund") is a series of UBS Investment Trust (the "Trust") and is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company. The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series.

UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor") serves as the investment advisor and administrator for the Fund. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as the principal underwriter for the Fund. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Fund offers Class A, Class C and Class P shares (formerly Class Y shares). Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that Class A and Class C shares each have exclusive voting rights with respect to their respective service and/or distribution plans. Class P shares have no service or distribution plan.

In the normal course of business the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In August 2014, the FASB issued Accounting Standard Update No. 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): "Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern" ("ASU 2014-15"). The update provides guidance about management's responsibility to evaluate whether there is substantial doubt about the entity's ability to continue as a going concern and to provide related footnote disclosure. ASU 2014-15 is effective for annual reporting periods ending after December 15, 2016, and for annual and interim periods thereafter. Management is currently evaluating the impact of the guidance on the disclosures in the financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class-specific expenses are charged directly to the applicable class of shares.

Dividends and distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Valuation of investments

The Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

Certain investments in which the Fund invests may be traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts, if any, are valued daily using forward exchange rates quoted by independent pricing services.

OTC swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board. Centrally cleared swaps, if any, are valued using prices from the central counterparty clearing houses.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") (formerly UBS AM Global Valuation Committee or GVC) the responsibility for making fair value determinations with respect to the Fund's portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund's Portfolio of investments.

Investments

Repurchase agreements: The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed- upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risk.

The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Securities traded on to-be-announced basis: The Fund may from time to time purchase securities on a to be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

Mortgage-backed securities: The Fund may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates.

Asset-backed securities: The Fund may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Restricted securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund's portfolio footnotes.

Derivative instruments

Purchased options: The Fund may purchase put and call options in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Fund pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investment, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. At February 28, 2017 the Fund did not hold purchased options.

Futures contracts: The Fund may purchase or sell futures contracts as part of its investment strategy, to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin", generally are made or received by the Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Swap agreements: The Fund may engage in swap agreements, including, but not limited to, total return swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk,

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Derivatives by underlying risk: Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in the Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended February 28, 2017.

Swap agreements entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of February 28, 2017, if any, is reflected in the Statement of assets and liabilities.

At February 28, 2017, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Equity risk	Total
Futures contracts	$134,008	$1,789,849	$1,923,857
Swap agreements	—	150,705	150,705
Total value	$134,008	$1,940,554	$2,074,562

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

During the period ended February 28, 2017, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Equity risk	Total
Net realized gain (loss)[2]
Futures	$1,086,482	$6,037,918	$7,124,400
Swap agreements	—	215,945	215,945
Total net realized gain (loss)	$1,086,482	$6,253,863	$7,340,345
Net change in unrealized appreciation (depreciation)[3]
Futures	$79,729	$(788,804)	$(709,075)
Swap agreements	—	(31,245)	(31,245)
Net change in appreciation (depreciation)	$79,729	$(820,049)	$(740,320)

1  In the Statement of assets and liabilities, swap agreements are shown within swap agreements, at value. Futures contracts are reported in the table above using cumulative appreciation of futures contracts, as reported in the futures contracts table at the end of the Portfolio of investments, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  The net realized gain (loss) is shown in the Statement of operations in net realized gains (losses) from futures and swap agreements, unless otherwise noted.

3  The net change in unrealized appreciation/depreciation is shown in the Statement of operations in net change in unrealized appreciation/depreciation of futures and swap agreements, unless otherwise noted.

Offsetting of certain derivatives: The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The statement of assets and liabilities is presented gross of any netting.

At February 28, 2017, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar agreement were as follows:

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts[1]	$1,923,857	$—
Swap agreements	150,705	—
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,074,562	—
Derivatives not subject to MNA or similar agreements	(1,923,857)	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$150,705	$—

1  Includes cumulative appreciation/depreciation of future contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts.

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Assets
CITI	$133,217	$—	$—	$133,217
JPMCB	14,124	—	—	14,124
MSCI	3,364	—	—	3,364
Total	$150,705	$—	$—	$150,705

Investment advisor and administrator fees and other transactions with affiliates

The Board has approved an Investment Advisory and Administration Contract (the "Advisory Contract"), under which UBS AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund is to pay UBS AM an investment advisory and administration fee, which is to be accrued daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets up to $250 million and 0.45% thereafter.

UBS AM has agreed to permanently reduce its advisory and administration fee based on the Fund's average daily net assets so that it is assessed as follows: $0 to $250 million—0.50%; in excess of $250 million up to $500 million—0.45%; in excess of $500 million up to $2 billion—0.40%; and over $2 billion—0.35%. Accordingly, for the six months ended February 28, 2017, UBS AM did not waive any investment advisory and administration fees. At February 28, 2017, the Fund owed UBS AM $96,284 for investment advisory and administration fees.

UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, to maintain the total annual operating expenses (excluding (1) dividend expense, borrowing costs and interest expense relating to short sales, and (2) investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) of Class A, Class C and Class P shares at a level not to exceed 1.15%, 1.90% and 0.90%, respectively through December 31, 2017. The Fund will repay UBS AM for any previously waived fees/reimbursed expenses during the three-year period following August 31, 2013, to the extent that operating expenses (with certain exclusions such as dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses, if any) are otherwise below the expense caps in effect at the time the fees or expenses were waived/reimbursed. For the period ended February 28, 2017, the Fund had no fee waivers/expense reimbursements subject to repayment.

During the period ended February 28, 2017, the Fund paid $802 in broker commissions to UBS Securities LLC, an affiliate of the investment advisor. These broker commissions are reflected in the Statement of assets and liabilities within cost of investments, and the Statement of operations within net realized gains (losses) from, and/or net change in unrealized appreciation/depreciation of investments and/or futures.

Service and distribution plans

UBS AM (US) is the principal underwriter of the Fund's shares. The Fund has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C shares. The Fund pays UBS AM (US) monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class C shares. At February 28, 2017, the Fund owed UBS AM (US) $78,611 for service and distribution fees.

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

UBS AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares. UBS AM (US) has informed the Fund that for the period ended February 28, 2017, it earned $14,027 in initial sales charges on Class A shares and $0 in deferred sales charges on Class C shares.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Fund. For the period ended February 28, 2017, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $36,678 of the total transfer agency and related service fees paid by the Fund to BNY Mellon.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Institutional U.S. Government Money Market Fund, which is included in the Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Fund's lending agent.

At February 28, 2017, the Fund had securities on loan at value, cash collateral and non-cash collateral as follows:

Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security type held as non-cash collateral
$6,121,668	$944,443	$5,344,417	$6,288,860	US Treasury Notes and US Treasury Bills

*  These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of assets and liabilites.

The gross amount of recognized liabilities for securities lending transactions at February 28, 2017 was $944,443. As the securities loaned are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of the equity securities on loan are considered to be overnight and continuous.

Bank line of credit

The Fund participates with other funds managed or advised by UBS AM in a $75 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, the Fund has agreed to pay a commitment fee on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the funds in the

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization. For the period ended February 28, 2017, the Fund did not borrow under the Committed Credit Facility.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested trustee of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the period ended February 28, 2017, the Fund paid brokerage commissions to Morgan Stanley in the amount of $490.

During the period ended February 28, 2017, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $40,875,678. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund's investment advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Purchases and sales of securities

For the period ended February 28, 2017, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $250,638,206 and $249,564,458, respectively.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

For the six months ended February 28, 2017:

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	99,465	$4,278,769	6,998	$296,905	63,200	$2,787,109
Shares repurchased	(156,550)	(6,809,894)	(186,925)	(7,775,520)	(35,101)	(1,557,219)
Dividends reinvested	13,704	599,129	—	—	3,760	167,077
Net increase (decrease)	(43,381)	$(1,931,996)	(179,927)	$(7,478,615)	31,859	$1,396,967

For the year ended August 31, 2016:

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	47,994	$1,974,756	16,075	$635,348	27,311	$1,127,933
Shares repurchased	(392,003)	(15,969,531)	(191,999)	(7,605,762)	(94,524)	(3,915,097)
Dividends reinvested	—	—	—	—	—	—
Net decrease	(344,009)	$(13,994,775)	(175,924)	$(6,970,414)	(67,213)	$(2,787,164)

Contribution from Advisor

During the year ended August 31, 2016, the Advisor reimbursed the Fund in the amount of $71,624 for a trading error.

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended August 31, 2016 was as follows:

Distributions paid from:	2016
Ordinary Income	$—

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund's fiscal year ending August 31, 2017.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 22, 2010, may be carried forward indefinitely, and retain their character as short term and/or long term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2016, the Fund had a pre-enactment net capital loss carryforward of $13,433,002. This pre-enactment capital loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire on August 31, 2018. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. During the fiscal year ended August 31, 2016, the Fund utilized $7,891,036 of capital loss carryforwards to offset current year realized gains.

ASC 740-10 "Income Taxes—Overall" set forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has analyzed and concluded as of February 28, 2017 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended February 28, 2017, the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year period ended August 31, 2016, remains subject to examination by the Internal Revenue Service and state taxing authorities.

UBS U.S. Allocation Fund
General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

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Trustees

Richard Q. Armstrong
Chairman

Alan S. Bernikow

Richard R. Burt

Meyer Feldberg

Bernard H. Garil

Heather R. Higgins

David Malpass

Principal Officers

Mark E. Carver
President

Mark F. Kemper
Vice President and Secretary

Thomas Disbrow
Vice President and Treasurer

Investment Advisor and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

©UBS 2017. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S104

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)         Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)     (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)     (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)    Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Investment Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	May 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	May 8, 2017

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	May 8, 2017